CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated June 1, 2012, on the financial statements of Diversified Risk Parity Fund, a series of Northern Lights Fund Trust, as of March 31, 2012, and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Northern Lights Fund Trust Registration Statement on Form N-1A.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

July 27, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated May 30, 2012 on the financial statements and financial highlights of GPS Multiple Strategy Fund, a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2012 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

July 27, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated May 30, 2012, on the financial statements of Iron Horse Fund, a series of Northern Lights Fund Trust, as of March 31, 2012, and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Northern Lights Fund Trust Registration Statement on Form N-1A.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

July 27, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated May 30, 2012, on the financial statements of Makefield Managed Futures Strategy Fund, a series of Northern Lights Fund Trust, as of March 31, 2012, and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Northern Lights Fund Trust Registration Statement on Form N-1A.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

July 27, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated May 30, 2012, on the financial statements of RPg Emerging Market Sector Rotation Fund, a series of Northern Lights Fund Trust, as of March 31, 2012, and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Northern Lights Fund Trust Registration Statement on Form N-1A.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

July 27, 2012

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus, and “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the incorporation by reference in this Registration Statement (Form N-1A) (Post-Effective Amendment No. 394 to File No. 333-122917;  Amendment No. 396 to File No. 333-122917) of the Altegris Macro Strategy Fund of our report dated May 30, 2012 on the financial statements and financial highlights of the Altegris Macro Strategy Fund included in the March 31, 2012 Annual Report to shareholders.

/s/ Ernst & Young LLP

Philadelphia, PA

July 26, 2012

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Prospectus and Statement of Additional Information, which are part of such Registration Statement (No. 333-122917) on Form N-1A of Princeton Futures Strategy Fund, a series of the Northern Lights Fund Trust, of our report dated May 30, 2012, relating to our audits of the consolidated financial statements and consolidated financial highlights as of March 31, 2012 and for the year then ended and for the period from from July 19, 2010 (commencement of operations) through March 31, 2011.

We also consent to the references to our firm under the headings "Independent Registered Public Accounting Firm" appearing in the Statement of Additional Information and "Consolidated Financial Highlights" appearing in the Prospectus, which are part of the Registration Statement.

/s/ McGladrey LLP

Denver, Colorado

July 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated May 30, 2012 on the financial statements and financial highlights of Tatro Capital Tactical Appreciation Fund, a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2012 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

     BBD, LLP

Philadelphia, Pennsylvania

July 25, 2012